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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 26, 2005
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On April 26, 2005, the stockholders of Overstock.com, Inc. (the "Company") voted to approve the adoption of the Overstock.com, Inc. 2005 Equity Incentive Plan (the "Plan"), a copy of which is filed as an exhibit hereto. Executive officers, including named executive officers (as defined in Item 402(a)(3) of Regulation S-K) of the Company, and non-employee directors of the Company may receive awards under the Plan. Under the Plan, the Board or Compensation Committee will be able to grant restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units as well as incentive and nonstatutory stock options. The Plan specifies a number of performance criteria that may be used in establishing specific targets to be attained as a condition to the vesting of one or more stock issuances or other stock-based awards under the Plan to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

Item 7.01 Regulation FD Disclosure

        The information set forth in Item 8.01 hereof is incorporated by reference herein.

Item 8.01 Other Events

        On April 26, 2005, Overstock.com, Inc. issued a press release announcing that its board of directors had authorized an increase of its previously announced three-year stock repurchase program from the original $50 million up to a total of $100 million, for the purpose of mitigating dilution from outstanding options, warrants and other convertible instruments.

        The shares may be repurchased from time to time in open market transactions or otherwise, subject to market conditions and other factors, including blackout periods imposed by the Company, during which the Company prohibits its insiders and employees from trading in the Company's stock.

        The press release also announced that the Company has filed a shelf registration statement with the Securities and Exchange Commission and that the shelf registration statement has become effective. The press release stated that it shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, and that any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement

        The press release also announced the re-election of Allison H. Abraham to the Company's Board of Directors.

        A copy of the press release is filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

(c)
Exhibits.

Exhibit 10.1	Overstock.com, Inc. 2005 Equity Incentive Plan (incorporated by reference to Appendix B to the Company's definitive proxy statement filed with the SEC on March 29, 2005)
Exhibit 99.1	Press release dated April 26, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ DAVID K. CHIDESTER David K. Chidester Senior Vice President, Finance
Date: April 26, 2005

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 7.01 Regulation FD Disclosure
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE